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                                                                   EXHIBIT 99.10

                        REPLACEMENT SECURITY AGREEMENT

                          Dated as of May _____, 2000

     This Replacement Security Agreement is made and entered into between HTI Z CORP., a Delaware corporation formerly known as Zecal Corp.(the "Debtor") and WELLS FARGO BUSINESS CREDIT, INC., a Minnesota corporation formerly known as Norwest Business Credit, Inc. (the "Lender"), who hereby agree as follows: This Replacement Security Agreement replaces that certain Security Agreement dated December 31, 1998, which has been terminated as of the date hereof in connection with Debtor's sale of substantially all of its assets.

                                   SECTION 1

                                  DEFINITIONS

     1.1.  Definitions For all purposes of this Agreement, except as otherwise
           -----------
expressly provided or unless the context otherwise requires the terms defined in this Section have the meanings assigned to them in this Section, and include the plural as well as the singular.

           "Agreement" means this Security Agreement.

           "Borrower" means P. G. Design Electronics, Inc., a Delaware corporation.

           "Collateral" means all of the Equipment, General Intangibles, Inventory, Investment Property, Receivables, together with all substitutions and replacements for and products of any of the foregoing Collateral and together with proceeds of any and all of the foregoing Collateral and, in the case of all tangible Collateral, together with all accessions and together with (i) all accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any such goods, and (ii) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods, but shall exclude any and all assets transferred by Debtor to Zecal Technology, LLC, a Delaware limited liability company, on or about the date hereof.

           "Credit Agreement" means that certain Credit and Security Agreement dated as of December 31, 1998, as amended, between the Lender and the Borrower, as the same may be further amended from time to time.

           "Equipment" means all of the Debtor's equipment, as such term is defined in the UCC, whether now owned or hereafter acquired, including but not limited to, all present and future machinery, vehicles, furniture, fixtures, manufacturing equipment, shop equipment, office and recordkeeping equipment, parts, tools, supplies, and the
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     goods described in any equipment schedule or list herewith or hereafter furnished to the Lender by the Debtor.

           "Event of Default" has the meaning specified in Section 6.1, hereof.

           "General Intangibles" means all of the Debtor's general intangibles, as such term is defined in the UCC, whether now owned or hereafter acquired, including (without limitation) all present and future patents, patent applications, copyrights, trademarks, trade names, trade secrets, customer or supplier lists and contracts, manuals, operating instructions, permits, franchises, the right to use the Debtor's name, and the goodwill of the Debtor's business.

           "Guaranty" means the Replacement Guaranty by Corporation executed by Debtor in favor of the Lender dated as of May _____, 2000, pursuant to which Debtor has guaranteed the Borrower's obligations to the Lender.

           "Inventory" means all of the Debtor's inventory, as such term is defined in the UCC, whether now owned or hereafter acquired, whether consisting of whole goods, spare parts or components, supplies or materials, whether acquired, held or furnished for sale, for lease or under service contracts or for manufacture or processing, and wherever located.

           "Investment Property" means all of the Debtor's investment property, as such term is defined in the UCC, whether now owned or hereafter acquired, including, but not limited to, all securities, securities entitlements, securities accounts, commodity contracts, commodity accounts, stock, bonds, mutual fund shares, money market shares and United States of America Government securities.

           "Obligations" has the meaning specified in Section 2.1, hereof.

           "Premises" means all premises where the Debtor conducts its business and has any rights of possession, including, without limitation, the premises located at 547 West Jackson Boulevard, Chicago, Illinois.

           "Receivables" means each and every right of the Debtor to the payment of money, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease or other disposition of goods or other property, out of a rendering of services, out of a loan, out of the overpayment of taxes or other liabilities, or otherwise arises under any contract or agreement, whether such right to payment is created, generated or earned by the Debtor or by some other person who subsequently transfers such person's interest to the Debtor, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all liens and security interests) which the Debtor may at any time have by law or

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     agreement against any account debtor or other obligor obligated to make any such payment or against any property of such account debtor or other obligor; including, but not limited to, all present and future accounts, contract rights, loans and obligations receivable, chattel papers, bonds, notes and other debt instruments, tax refunds and rights to payment in the nature of general intangibles.

           "Security Interest" has the meaning specified in Section 2.1, hereof.

           "UCC" means the Uniform Commercial Code as in effect from time to time in the State of Wisconsin or, with respect to Collateral located outside of Wisconsin, the state(s) in which such Collateral is located.

                                   SECTION 2

                               SECURITY INTEREST

     2.1.  Grant of Security Interest.  The Debtor hereby assigns and grants to
           --------------------------
the Lender a security interest (the "Security Interest") in the Collateral, as security for the payment and performance of each and every debt, liability and obligation of every type and description which the Debtor may now or at any time hereafter owe to the Lender (whether such debt, liability or obligation now exists or is hereafter created or incurred, whether it arises in a transaction involving the Lender alone or in a transaction involving other creditors of the Debtor, and whether it is direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or sole, joint, several or joint and several, and including specifically, but not limited to, all indebtedness of the Debtor arising under the Guaranty, this Agreement or any other agreement between the Debtor and the Lender, whether now in effect or hereafter entered into; all such debts, liabilities and obligations are herein collectively referred to as the "Obligations").

     2.2.  Notification of Account Debtors and Other Obligors. The Lender may at
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any time notify any account debtor or any other obligor to pay an amount due that such right to payment has been assigned or transferred to the Lender for security and shall be paid directly to the Lender. The Debtor will join in giving such notice if the Lender so requests. At any time after the Debtor or the Lender gives such notice to an account debtor or other obligor, the Lender may, but need not, in the Lender's name or in the Debtor's name, (a) demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such right to payment, or grant any extension to, make any reasonable compromise or settlement with or otherwise reasonably agree to waive, modify, amend or change the obligations (including collateral obligations) of any such account debtor or other obligor; and (b) as agent and attorney in fact of the Debtor, notify the United States Postal Service to change the address for delivery of the Debtor's mail to any address designated by the Lender, otherwise intercept the Debtor's mail, and receive and open the Debtor's mail, applying all Collateral as permitted under this Agreement and holding all other mail for the Debtor's account or forwarding such mail to the Debtor's last known address.

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     2.3.  Assignment of Insurance.  As additional security for the payment and
           -----------------------
performance of the Obligations, the Debtor hereby assigns to the Lender any and all monies (including, without limitation, proceeds of insurance and refunds of unearned premiums) due or to become due under, and all other rights of the Debtor with respect to, any and all policies of insurance now or at any time hereafter covering the Collateral or any evidence thereof or any business records or valuable papers pertaining thereto, and the Debtor hereby directs the issuer of any such policy to pay all such monies directly to the Lender. At any time, whether before or after the occurrence of any Event of Default, the Lender may (but need not), in the Lender's name or in the Debtor's name, execute and deliver proofs of claim, receive all such monies, endorse checks and other instruments representing payment of such monies, and adjust, litigate, compromise or release any claim against the issuer of any such policy.

     2.4.  Occupancy.  The Debtor hereby irrevocably grants to the Lender the
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right to take possession of the Premises at any time after the payment of the
Obligations has been accelerated. The Lender may use the Premises only to hold, process, manufacture, sell, use, store, liquidate, realize upon or otherwise dispose of goods that are Collateral and for other purposes that the Lender may in good faith deem to be related or incidental purposes. The right of the Lender to hold the Premises shall cease and terminate upon the earlier of (i) payment in full and discharge of all Obligations, and (ii) final sale or disposition of all goods constituting Collateral and delivery of all such goods to purchasers. The Lender shall not be obligated to pay or account for any rent or other compensation for the possession, occupancy or use of any of the Premises; provided, however, in the event that the Lender does pay or account for any rent or other compensation for the possession, occupancy or use of any of the Premises, the Debtor shall reimburse the Lender promptly for the full amount thereof. In addition, the Debtor will pay, or reimburse the Lender for, all taxes, fees, duties, imposts, charges and expenses at any time incurred by or imposed upon the Lender by reason of the execution, delivery, existence, recordation, performance or enforcement of this Agreement or the provisions of this Section 2.4.

     2.5.  License. The Debtor hereby grants to the Lender a non-exclusive
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worldwide and royalty-free license to use or otherwise exploit all trademarks, franchises, trade names, copyrights and patents of the Debtor for the purpose of selling, leasing or otherwise disposing of any or all Collateral after the occurrence and during the continuance of an Event of Default.

     2.6.  Financing Statement.  A carbon, photographic or other reproduction of
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this Agreement or of any financing statements signed by the Debtor is sufficient as a financing statement and may be filed as a financing statement in any state to perfect the security interests granted hereby. For this purpose, the following information is set forth:

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           Name and address of Debtor:

           HTI Z Corp.
           547 West Jackson Boulevard
           Suite 1510
           Chicago, Illinois  60661
           Federal Tax Identification No. _______________

           Name and address of Lender:

           Wells Fargo Business Credit, Inc.
           100 East Wisconsin Avenue, Suite 1400
           MAC N9811-143
           Milwaukee, Wisconsin  53202
           Federal Tax Identification No.  41-1237652

     2.7.  Setoff.  The Debtor agrees that the Lender may at any time or from
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time to time, at its sole discretion and without demand but with notice to
Debtor at such time, setoff any liability owed to the Debtor by the Lender, whether or not due, against any Obligation, whether or not due. In addition, each other Person holding a participating interest in any Obligations shall have the right to appropriate or setoff any deposit or other liability then owed by such Person to the Debtor, whether or not due, and apply the same to the payment of said participating interest, as fully as if such Person had lent directly to the Debtor the amount of such participating interest.

                                   SECTION 3

                         REPRESENTATIONS AND WARRANTIES

     The Debtor represents and warrants to the Lender as follows:

     3.1.  Corporate Existence and Power; Name; Chief Executive Office;
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Inventory and Equipment Locations. The Debtor is a corporation duly
---------------------------------
incorporated, validly existing and in good standing under the laws of the State of Delaware. Debtor is not required to be licensed or qualified to transact business in any other jurisdiction where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary and where the failure to so qualify could have a material adverse effect on the Debtor. The Debtor has all requisite power and authority, corporate and otherwise, to conduct its business, to own its properties, to execute and deliver, and to perform all of its obligations under, the Guaranty and this Agreement. During the five (5) years prior to the date of this Agreement, the Debtor has done business solely under the name Zecal Corp. The chief executive office and principal place of business of the Debtor is located at the address set forth in Section 2 hereof, and all of the Debtor's records relating to

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its business and the Collateral are kept at such location. All Collateral is located at such location.

     3.2.  Authorization; No Conflict as to Law or Agreements.  The execution,
           --------------------------------------------------
delivery and performance by the Debtor of the Guaranty and this Agreement have been duly authorized by all necessary corporate action and do not and will not
(a) require any consent or approval of the stockholders of the Debtor, (b) require any authorization, consent or approval by, or registration, declaration or filing with, or notice to, any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any third party, except such authorization, consent, approval, registration, declaration, filing or notice as has been obtained, accomplished or given prior to the date hereof,
(c) violate any provision of any law, rule or regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System) or of any order, writ, injunction or decree presently in effect having applicability to the Debtor or of the Articles of Incorporation or Bylaws of the Debtor, (d) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other material agreement, lease or instrument to which the Debtor is a party or by it or its properties may be bound or affected, or (e) result in, or require, the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature (other than the Security Interest) upon or with respect to any of the properties now owned or hereafter acquired by the Debtor.

     3.3.  Legal Agreements.  This Agreement constitutes and, upon due execution
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by the Debtor, the Guaranty will constitute, the legal, valid and binding obligations of the Debtor, enforceable against the Debtor in accordance with their respective terms.

     3.4.  Titles and Liens.  The Debtor has good and absolute title to all
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Collateral and all proceeds thereof, free and clear of all mortgages, security interests, liens and encumbrances, except for the Security Interest. No financing statement naming the Debtor as debtor is on file in any office except to perfect the Security Interest.

     3.5.  Submissions to Lender.  All information provided to the Lender by or
           ---------------------
on behalf of the Debtor is true and correct in all material respects.

     3.6.  Financing Statements.  The Debtor has provided to the Lender signed
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financing statements sufficient when filed to perfect the Security Interest.
When such financing statements are filed in the offices noted therein, the Lender will have a valid and perfected security interest in all Collateral which is capable of being perfected by filing financing statements. None of the Collateral is or will become a fixture on real estate, unless a sufficient fixture filing is in effect with respect thereto.

     3.7.  Rights to Payment.  Each right to payment and each instrument,
           -----------------
document, chattel paper and other agreement constituting or evidencing Collateral is (or, in the case of all future Collateral, will be when arising or issued) the valid, genuine and legally

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enforceable obligation, subject to no defense, setoff or counterclaim (except as set forth in periodic collateral reports provided by the Debtor to the Lender), of the account debtor or other obligor named therein or in the Debtor's records pertaining thereto as being obligated to pay such obligation.

                                   SECTION 4

                      AFFIRMATIVE COVENANTS OF THE DEBTOR

     So long as the Guaranty remains outstanding or any Obligation remains unpaid, the Debtor will comply with the following requirements, unless the Lender shall otherwise consent in writing:

     4.1.  Reporting Requirements.  The Debtor will deliver, or cause to be
           ----------------------
delivered, to the Lender each of the following, which shall be in form and detail acceptable to the Lender:

           (a) as soon as practicable after the commencement thereof, notice in writing of all litigation and of all proceedings before any governmental or regulatory agency affecting the Debtor or the Collateral;

           (b) promptly upon knowledge thereof, notice of any loss of or material damage to any Collateral, or of any substantial adverse change in any Collateral or the prospect of payment thereof; and

           (c) promptly upon knowledge thereof, notice of the violation by the Debtor of any law, rule or regulation, the non-compliance with which could materially and adversely affect any Collateral.

     4.2.  Books and Records; Inspection and Examination.  The Debtor will keep
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accurate books of record and account for itself pertaining to the Collateral and pertaining to the Debtor's business and financial condition and, upon request of the Lender, will permit any officer, employee, attorney or accountant for the Lender to review such books, to send and discuss with account debtors and other obligors requests for verification of amounts owed to the Debtor, and to discuss the affairs of the Debtor with any of its directors, officers, employees or agents. Upon reasonable prior notice from Lender, the Debtor will permit the Lender, or its employees, accountants, attorneys or agents, to examine and inspect any Collateral.

     4.3.  Account Verification.  The Lender may at any time and from time to
           --------------------
time send or require the Debtor to send requests for verification of accounts or notices of assignment to account debtors and other obligors. The Lender may also at any time and from time to time telephone account debtors and other obligors to verify accounts.

     4.4.  Compliance with Laws.  The Debtor will (i) comply with the
           --------------------
requirements of applicable laws and regulations, the non-compliance with which would materially and

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adversely affect its business or its financial condition and (ii) use and keep the Collateral, and require that others use and keep the Collateral, only for lawful purposes, without violation of any federal, state or local law, statute or ordinance.

     4.5.  Payment of Taxes and Other Claims.  The Debtor will pay or discharge,
           ---------------------------------
when due, (i) all taxes, assessments and governmental charges levied or imposed upon it or upon its income or profits, upon any properties belonging to it (including, without limitation, the Collateral) or upon or against the creation, perfection or continuance of the Security Interest, prior to the date on which penalties attach thereto, (ii) all federal, state and local taxes required to be withheld by it, and (iii) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien or charge upon any properties of the Debtor; provided, that the Debtor shall not be required to pay any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which proper reserves have been made.

     4.6.  Maintenance of Properties.
           -------------------------

           (a) The Debtor will keep and maintain the Collateral in good condition, repair and working order (normal wear and tear excepted) and will from time to time replace or repair any worn, defective or broken parts.

           (b) The Debtor will defend the Collateral against all claims or demands of all persons (other than the Lender) claiming the Collateral or any interest therein.

           (c) The Debtor will keep all Collateral free and clear of all security interests, liens and encumbrances except the Security Interest.

     4.7.  Insurance.  The Debtor will obtain and at all times maintain
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insurance with insurers believed by the Debtor to be responsible and reputable, in such amounts and against such risks as may from time to time be required by the Lender, but in all events in such amounts and against such risks as is usually carried by companies engaged in similar business and owning similar properties in the same general areas in which the Debtor operates. All policies of property insurance shall contain a lender's loss payable endorsement for the Lender's benefit acceptable to the Lender. All policies of liability insurance required hereunder shall name the Lender as an additional insured.

     4.8.  Preservation of Existence.  The Debtor will preserve and maintain
           -------------------------
its existence and all of its rights, privileges and franchises necessary or desirable in the normal conduct of its business and shall conduct its business in an orderly, efficient and regular manner.

     4.9.  Delivery of Instruments, etc. The Debtor will promptly deliver to the
           ----------------------------
Lender in pledge all instruments, documents and chattel papers constituting Collateral, duly endorsed or assigned by the Debtor.

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     4.10. Performance by the Lender.  If the Debtor at any time fails to
           -------------------------
perform or observe any of the foregoing covenants contained in this Section 4 or elsewhere herein, and if such failure shall continue for a period of ten (10) calendar days after the Lender gives the Debtor written notice thereof (or in the case of the agreements contained in Sections 4.5 and 4.7 hereof, immediately upon the occurrence of such failure, without notice or lapse of time), the Lender may, but need not, perform or observe such covenant on behalf and in the name, place and stead of the Debtor (or, at the Lender's option, in the Lender's name) and may, but need not, take any and all other actions which the Lender may reasonably deem necessary to cure or correct such failure (including, without limitation, the payment of taxes, the satisfaction of security interests, liens or encumbrances, the performance of obligations owed to account debtors or other obligors, the procurement and maintenance of insurance, the execution of assignments, security agreements and financing statements, and the endorsement of instruments); and the Debtor shall thereupon pay to the Lender on demand the amount of all monies expended and all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by the Lender in connection with or as a result of the performance or observance of such agreements or the taking of such action by the Lender, together with interest thereon from the date expended or incurred at the Floating Rate (as defined in the Credit Agreement). To facilitate the performance or observance by the Lender of such covenants of the Debtor, the Debtor hereby irrevocably appoints the Lender, or the delegate of the Lender, acting alone, as the attorney in fact of the Debtor (which appointment is coupled with an interest) with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file in the name and on behalf of the Debtor any and all instruments, documents, assignments, security agreements, financing statements, applications for insurance and other agreements and writings required to be obtained, executed, delivered or endorsed by the Debtor under this Section 4.11.

                                   SECTION 5

                              NEGATIVE COVENANTS

     So long as the Guaranty remains outstanding or any Obligation remains unpaid, the Debtor agrees and will be required to ensure that, without the prior written consent of the Lender:

     5.1.  Liens.  The Debtor will not create, incur or suffer to exist any
           -----
mortgage, deed of trust, pledge, lien, security interest, assignment or transfer upon or of any of its assets, now owned or hereafter acquired, to secure any indebtedness, except the Security Interest.

     5.2.  Indebtedness.  The Debtor will not incur, create, assume or permit to
           ------------
exist any indebtedness or liability on account of deposits or advances, or indebtedness for borrowed money or for the purchase price of capital items, or capitalized lease obligations, or other indebtedness or liabilities evidenced by notes, bonds, debentures or similar instruments.

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

     5.3.  Guaranties.  The Debtor will not assume, guarantee, endorse or
           ----------
otherwise become directly or contingently liable in connection with any obligations of any other Person, except:

           (a) the endorsement of negotiable instruments by the Debtor for deposit or collection or similar transactions in the ordinary course of business; and

           (b)  the Guaranty.

     5.4.  Sale or Transfer of Assets; Suspension of Business Operations.
           -------------------------------------------------------------

           (a) The Debtor will not sell, lease, assign, transfer or otherwise dispose of any Collateral or any interest therein (whether in one transaction or in a series of transactions) to any other Person;

           (b)  The Debtor will not liquidate or dissolve; and

           (c) The Debtor will not in any manner transfer any property without prior or present receipt of full and adequate consideration.

     5.5.  Place of Business; Name.  The Debtor will not transfer its chief
           -----------------------
executive office or principal place of business, or move, relocate, close or sell any business location. The Debtor will not permit any tangible Collateral or any records pertaining to the Collateral to be located in any state or area in which, in the event of such location, a financing statement covering such Collateral would be required to be, but has not in fact been, filed in order to perfect the Security Interest. The Debtor will not change its name.

                                   SECTION 6

                    EVENTS OF DEFAULT; RIGHTS AND REMEDIES

     6.1.  Events of Default.  "Event of Default", wherever used herein, means
           -----------------
any one of the following events:

           (a) The Debtor shall fail to pay any amount when due under, or fail to perform, or breach, any covenant or agreement of the Debtor contained in, the Guaranty or this Agreement; or

           (b) The Debtor shall be or become insolvent, or admit in writing its inability to pay its debts as they mature, or make an assignment for the benefit of creditors; or the Debtor shall apply for or consent to the appointment of any receiver, trustee, or similar officer for it or for all or any substantial part of its property; or such receiver, trustee or similar officer shall be appointed without the application or consent of the Debtor; or the Debtor shall institute (by petition, application, answer, consent or otherwise) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding relating to it under the laws of any jurisdiction; or any such proceeding shall be instituted (by petition, application or otherwise) against the Debtor; or any judgment, writ, warrant of attachment, garnishment or execution or similar process shall be issued or levied against a substantial part of the property of the Debtor; or

           (c) A petition shall be filed by or against the Debtor under the United States Bankruptcy Code, or any successor statute, naming the Debtor as debtor; or

           (d) Any representation or warranty made by the Debtor in the Guaranty or this Agreement, or by the Debtor (or any of its officers) in any agreement, certificate, instrument or financial statement or other statement contemplated by or made or delivered pursuant to or in connection with the Guaranty or this Agreement shall prove to have been incorrect in any material respect when deemed to be effective; or

           (e) The rendering against the Debtor of a final judgment, decree or order for the payment of money in excess of Twenty Five Thousand Dollars ($25,000) and the continuance of such judgment, decree or order unsatisfied and in effect for any period of thirty (30) consecutive days without a stay of execution; or

           (f) Default in the payment of any amount owed by the Debtor to the Lender other than any indebtedness arising hereunder; or

           (g) The Debtor or its successor or assign shall repudiate, purport to revoke or fail to perform its obligations under Guaranty.

     6.2.  Rights and Remedies.  Upon the occurrence of an Event of Default or
           -------------------
at any time thereafter, the Lender may exercise any or all of the following rights and remedies:

           (a) The Lender may, without notice to the Debtor and without further action, apply any and all money owing by the Lender to the Debtor to the payment of the Obligations, including interest accrued thereon, and of all other sums then owing by the Debtor hereunder;

           (b) The Lender may exercise and enforce any and all rights and remedies available upon default to a secured party under the UCC, including, without limitation, the right to take possession of Collateral, or any evidence thereof, proceeding without judicial process or by judicial process (without a prior hearing or notice thereof, which the Debtor hereby expressly waives) and the right to sell, lease or otherwise dispose of any or all of the Collateral, and, in connection therewith, the Debtor will on demand assemble the Collateral and make it available to the Lender at a place to be designated by the Lender which is reasonably convenient to both parties;

           (c) The Lender may exercise and enforce its rights and remedies under the Guaranty; and

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

           (d) The Lender may exercise any other rights and remedies available to it by law or agreement.

Notwithstanding the foregoing, upon the occurrence of an Event of Default described in Section 6.1(c) hereof, all amounts payable under this Agreement and any other Obligations shall be immediately due and payable automatically without presentment, demand, protest or notice of any kind.

     6.3.  Certain Notices.  If notice to the Debtor of any intended disposition
           ---------------
of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given (in the manner specified in Section 7.3) at least ten (10) calendar days prior to the date of intended disposition or other action.

                                   SECTION 7

                                 MISCELLANEOUS

     7.1.  No Waiver; Cumulative Remedies.  No failure or delay on the part of
           ------------------------------
the Lender in exercising any right, power or remedy under the Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy under the Loan Documents. The remedies provided in the Loan Documents are cumulative and not exclusive of any remedies provided by law.

     7.2.  Amendments, Etc. No amendment, modification, termination or waiver of
           ---------------
any provision of any Loan Document or consent to any departure by the Debtor therefrom or any release of the Security Interest shall be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Debtor in any case shall entitle the Debtor to any other or further notice or demand in similar or other circumstances.

     7.3.  Addresses for Notices, Etc. Except as otherwise expressly provided
           --------------------------
herein, all notices, requests, demands and other communications provided for under the Loan Documents shall be in writing and shall be (a) personally delivered, (b) sent by first class, certified or registered, United States mail,
(c) sent by overnight courier of national reputation, or (d) transmitted by facsimile, in each case addressed to the party to whom notice is being given at its address as set forth below and, if facsimiled, transmitted to that party at its facsimile number set forth below:

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

           If to the Debtor:

           HTI Z Corp.
           547 West Jackson Boulevard
           Suite 1510
           Chicago, Illinois  60661
           Facsimile:  312/663-9397
           Attention:  Lawrence S. Adelson

           If to the Lender:

           Wells Fargo Business Credit, Inc.
           100 East Wisconsin Avenue, Suite 1400
           MAC N9811-143
           Milwaukee, Wisconsin  53202
           Facsimile: 414/224-7439
           Attention:  Thomas J. Zak

or, as to each party, at such other address or facsimile number as may hereafter be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section. All such notices, requests, demands and other communications shall be deemed to have been given on (a) the date received if personally delivered, (b) three (3) days after deposited in the mail if delivered by mail, (c) the date sent if sent by overnight courier, or (d) the date of transmission if delivered by facsimile, except that notices or requests to the Lender pursuant to any of the provisions of Section 6 hereof shall not be effective until received by the Lender.

     7.4.  Financing Statement.  A carbon, photographic or other reproduction of
           -------------------
this Agreement or of any financing statements signed by the Debtor is sufficient as a financing statement and may be filed as a financing statement in any state to perfect the security interests granted hereby.

     7.5.  Further Documents.  The Debtor will from time to time execute and
           -----------------
deliver or endorse any and all instruments, documents, conveyances, assignments, security agreements, financing statements and other agreements and writings that the Lender may reasonably request in order to secure, protect, perfect or enforce the Security Interest or the rights of the Lender under this Agreement (but any failure to request or assure that the Debtor executes, delivers or endorses any such item shall not affect or impair the validity, sufficiency or enforceability of this Agreement and the Security Interest, regardless of whether any such item was or was not executed, delivered or endorsed in a similar context or on a prior occasion).

     7.6.  Collateral.  This Agreement does not contemplate a sale of accounts,
           ----------
contract rights or chattel paper, and, as provided by law, the Debtor is entitled to any surplus and shall remain liable for any deficiency. The Lender's duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled if it exercises reasonable care in physically keeping such Collateral, or in the case of Collateral in the custody or possession of a bailee or other third person, exercises reasonable care in the selection of the bailee or other third person, and the Lender need not otherwise preserve, protect, insure or care for any Collateral. The Lender shall not be obligated to preserve any rights the Debtor may have against prior parties, to realize on the Collateral at all or in any particular manner or order or to apply any cash proceeds of the Collateral in any particular order of application.

     7.7.  Costs and Expenses.  The Debtor agrees to pay on demand all
           ------------------
reasonable costs and expenses, including (without limitation) attorneys' fees, incurred by the Lender in connection with the Obligations, this Agreement, the Guaranty and any other document or agreement related hereto or thereto, and the transactions contemplated hereby, including without limitation all such reasonable costs, expenses and fees incurred in connection with the negotiation, preparation, execution, amendment, administration, performance, collection and enforcement of the Obligations and all such documents and agreements and the creation, perfection, protection, satisfaction, foreclosure or enforcement of the Security Interest.

     7.8.  Indemnity.  In addition to the payment of expenses pursuant to
           ---------
Section 7.7, the Debtor agrees to indemnify, defend and hold harmless the Lender, and any of its participants, parent corporations, subsidiary corporations, affiliated corporations, successor corporations, and all present and future officers, directors, employees, attorneys and agents of the foregoing (the "Indemnitees") from and against any of the following (collectively, "Indemnified Liabilities"):

           (i) any and all transfer taxes, documentary taxes, assessments or charges made by any governmental authority by reason of the execution and delivery of this Agreement or the Guaranty; and

           (ii) any and all other liabilities, losses, damages, penalties, judgments, suits, claims, costs and expenses of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel) (collectively, "Losses") in connection with the foregoing and any other investigative, administrative or judicial proceedings, whether or not such Indemnitee shall be designated a party thereto, which may be imposed on, incurred by or asserted against any such Indemnitee, in any manner related to or arising out of or in connection with this Agreement or the Guaranty, except for any Losses caused by the gross negligence or willful misconduct of such Indemnitee.

If any investigative, judicial or administrative proceeding arising from any of the foregoing is brought against any Indemnitee, upon such Indemnitee's request, the Debtor, or counsel designated by the Debtor and satisfactory to the Indemnitee, will resist and defend such action, suit or proceeding to the extent and in the manner directed by the Indemnitee, at the

Debtor's sole costs and expense. Each Indemnitee will use its best efforts to cooperate in the defense of any such action, suit or proceeding. If the foregoing undertaking to indemnify, defend and hold harmless may be held to be unenforceable because it violates any law or public policy, the Debtor shall nevertheless make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The Debtor's obligation under this Section 7.8 shall survive the termination of this Agreement and the discharge of the Debtor's other obligations hereunder.

     7.9.   Execution in Counterparts.  This Agreement may be executed in any
            -------------------------
number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

     7.10.  Binding Effect; Assignment; Complete Agreement.  This Agreement
            ----------------------------------------------
shall be binding upon and inure to the benefit of the Debtor and the Lender and their respective successors and assigns, except that the Debtor shall not have the right to assign its rights thereunder or any interest therein without the prior written consent of the Lender. This Agreement, together with the Guaranty, comprises the complete and integrated agreement of the parties on the subject matter hereof and supersedes all prior agreements, written or oral, on the subject matter hereof.

     7.11.  Governing Law; Jurisdiction, Venue; Waiver of Jury Trial.  The Loan
            --------------------------------------------------------
Documents shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of Wisconsin. Each party consents to the personal jurisdiction of the state and federal courts located in the State of Wisconsin in connection with any controversy related to this Agreement, waives any argument that venue in any such forum is not convenient.

     THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT.

     7.12.  Severability of Provisions.  Any provision of this Agreement which
            --------------------------
is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

     7.13.  Headings.  Article and Section headings in this Agreement are
            --------
included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

     IN WITNESS WHEREOF, the parties hereto have caused this Replacement Security Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                        DEBTOR:

                                        HTI Z CORP.



                                        By:  ___________________________________
                                        Its: ___________________________________


                                        LENDER:
                                        WELLS FARGO BUSINESS CREDIT, INC.



                                        By:  ___________________________________
                                             Thomas J. Zak, Vice President